UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 8, 2011

Date of Report: (Date of earliest event reported)

Cyanotech Corporation

(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	000-14602 (Commission File Number)	91-1206026 (IRS Employer Identification Number)

73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740

(Address of principal executive offices)

(808) 326-1353

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Thomas F. Chen was elected as a director of the Company by the Board of Directors on June 6, 2011.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1                           News release dated June 8, 2011 and headed:  “Cyanotech Names Thomas F. Chen as a Director.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH CORPORATION

Dated: June 8, 2011	/s/ Deanna L. Spooner
	By:	Deanna L. Spooner
Chief Financial Officer, and Vice President - Finance and Administration

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News release dated June 8, 2011 and headed: “Cyanotech Names Thomas F. Chen as a Director